Cash Flow	6 Months Ended
Jun. 30, 2022
Disclosure Of Cash Flow [Abstract]
Cash Flow

Notes to the Unaudited Interim Financial Statements

CASH FLOW

Net cash generated from operating activities

Net cash generated from operating activities in the IFRS cash flows on page 30 includes the following items:

	Six months ended 30 June		Year ended 31 December
	2022	2021	2021
	£m	£m	£m

Profit for the year	1,938	3,329	6,974
Taxation on ordinary activities	1,123	1,055	2,189
Share of post-tax results of associates and joint ventures	(200)	(233)	(415)
Net finance costs	817	756	1,486
Profit from operations	3,678	4,907	10,234
Adjustments for:
- Depreciation, amortisation and impairment	659	473	1,076
- (Increase)/decrease in inventories	(437)	(600)	433
- Decrease/(increase) in trade and other receivables	41	(325)	(393)
- Decrease in provision for MSA	(859)	(670)	(36)
- (Decrease)/increase in trade and other payables	(84)	(314)	183
- Decrease in net retirement benefit liabilities	(56)	(41)	(104)
- Increase/(decrease) in other provisions	399	(193)	(145)
- Other non-cash items	989	80	430
Cash generated from operating activities	4,330	3,317	11,678
Dividends received from associates	171	164	353
Tax paid	(1,280)	(1,227)	(2,314)
Net cash generated from operating activities	3,221	2,254	9,717

Net cash generated from operating activities increased by 42.9% to £3,221 million (30 June 2021: £2,254 million), driven by a reduction in inventory in Australia, lower inventory in Denmark (as the prior period was impacted by inventory movements ahead of the introduction of plain packaging) and improved cash collections in Japan.

These were partly offset by a marginal increase in dividends received from associates to £171 million (30 June 2021: £164 million) following the payment of an interim dividend by the Group’s Indian associate, ITC.

Expenditure on research and development was approximately £150 million in the first half of 2022 (30 June 2021: £142 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

Net cash used in investing activities

Net cash used in investing activities in the six months ended 30 June 2022 was lower than the same period in 2021 at £208 million (30 June 2021: £391 million) with the prior period including the investment in Organigram (£130 million) combined with a lower net outflow from short-term investment products, including treasury bills (£174 million compared to £220 million in the six months ended 30 June 2021). Purchases of property, plant, equipment and intangibles totalled £151 million in the six months ended 30 June 2022 (30 June 2021: £175 million), which includes the investment in the Group’s global operational infrastructure (including the manufacturing network, trade marketing and IT systems).

Net cash used in financing activities

Net cash used in financing activities was an outflow of £2,389 million in the first half of 2022 (30 June 2021: £1,780 million outflow). The 2022 outflow was mainly due to the payment of the dividend £2,476 million (30 June 2021: £2,443 million), an increase on prior year due to the higher dividend per share, as well as an outflow of £1,256 million (2021: nil) resulting from the repurchase of 37.7 million ordinary shares as part of the £2 billion share buy-back programme. In the six months ended 30 June 2022 the net inflow from borrowings was £2,075 million compared to £1,833 million in the first half of 2021.